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MGM Resorts International

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Investor Presentation

April 2015

OVERVIEW

M MGM has delivered above industry average returns and is well positioned for continued growth

MGM has a history of value?generating strategic initiatives and delivering on commitments to drive strong  performance

The MGM Board has the right balance of independence, experience and  necessary skills to oversee ongoing execution of the Company’s strategy and continue to drive sustainable value

The Directors targeted all bring vital and unique skills that  greatly contribute to the oversight of our complex and diverse global operations

The proposed Board changes reflect a lack of understanding of the importance of diversity that has  strengthened the Company and added value for shareholders

Land & Buildings’ nominees are tied to a proposal that has  a narrow, short?term focus and makes numerous financial, structural and tax assumptions that appear unsupported or are factually incorrect, which calls into question their credibility

Evercore has been added as an independent advisor to MGM’s  team of existing advisors

MGM has and will continue to actively evaluate strategic options  for the Company that drive value for shareholders

Protect your Investment in MGM – vote for the nominees who have been and will continue 2 to serve your interests

I. HISTORICAL PERFORMANCE

TRACK RECORD OF DRIVING STRONG

PERFORMANCE AND DELIVERING SUPERIOR VALUE

MGM outperformed gaming peers and the Dow Jones US Gaming Index  on a one and three year basis

Total Shareholder Returns

Company 1 Year 3 Year 5 Year

DJ U.S. Gaming Index(18.8%) 54.1% 148.0%

Gaming Peers Median Returns (1)(17.7%) 59.5% 147.8%

MGM Resorts International(9.1%) 105.0% 134.4%

Note: Total Shareholder Returns for the trailing period ended December 31

(1) Gaming Peers include: LVS, WYNN, BYD, PENN (inclusive of GLPI), CZR and PNK

STRONG OPERATING PERFORMANCE

Strong operating performance in net revenues and Adjusted Property EBITDA

Historical Net Revenue & Adjusted Property EBITDA (Consolidated)

$9,810 $10,082

$9,161

2012 2013 2014

Net Revenue ($ millions)

$2,469

,

24.5%

24.0%

$1,998

21.8%

2012 2013 2014

Adjusted Property EBITDA ($ millions) Adjusted Property EBITDA Margin

Source: Company filings

TRACK RECORD OF DRIVING STRONG

PERFORMANCE IN THE U.S.

Last year, MGM’s U.S. operations produced the highest level of Adjusted Property EBITDA in six years  and wholly owned domestic resorts achieved double digit Adjusted Property EBITDA growth over the last five years

U.S. (Wholly Owned) Historical Net Revenue & Adjusted Property EBITDA

$6,342

$1,518

$6,053 $1,443

$5,933

$5,893 $1,298 $1,325 23.9%

23.8%

$1,165

$5,634 22.3%

22.0%

20.7%

2010 2011 2012 2013 2014 2010 2011 2012 2013 2014

Net Revenue ($ millions) Adjusted Property EBITDA ($ millions)

Adjusted Property EBITDA Margin

U.S. (WHOLLY OWNED) CAGR

1 Year 3 Year 5 Year

Net Revenue 4.8% 2.5% 1.5%

Adjusted Property EBITDA 5.2% 5.4% 2.5%

U.S. (WHOLLY OWNED) Total Growth

1 Year 3 Year 5 Year

Net Revenue 4.8% 7.6% 7.9%

Adjusted Property EBITDA 5.2% 17.0% 13.0%

Source: Company filings

MGM CHINA CONSISTENTLY DELIVERS SUPERIOR

VALUE

MGM China achieved record Adjusted EBITDA in 2014 and has grown  Adjusted EBITDA at a CAGR of over 40% in the last five years

MGM China has paid $2.2 billion in dividends since its IPO in 2011 of which MGM Resorts has received over $1 billion, representing its 51% share

MGM China Historical Net Revenue & Adjusted EBITDA

$3,317 $3,283 $850

$814

$2,808

$2,606 $679

$630

25.

$1,571 24.5%

$358 24.2% 24.2%

22.8%

2010 2011 2012 2013 2014 2010 2011 2012 2013 2014

Net Revenue ($ millions) Adjusted EBITDA ($ millions)

Adjusted EBITDA Margin

MGM China CAGR

1 Year 3 Year 5 Year

Net Revenue(1.0%) 8.0% 27.4%

Adjusted EBITDA 4.5% 10.5% 41.6%

MGM China Total Growth

1 Year 3 Year 5 Year

Net Revenue(1.0%) 26.0% 235.3%

Adjusted EBITDA 4.5% 35.1% 469.1%

Source: Company filings

IMPROVED BALANCE SHEET

- Significantly de-levered balance sheet since the financial crisis
- Corporate credit ratings were upgraded three levels by Moody's and S&P to B2/B+
- Cost of long-term bond issuances decreased from 11.9% in 2009 to 6% in 2014
- Maintained financial flexibility to invest in strategic growth initiatives
- Executing further opportunities to de-leverage the balance sheet:
  - Regular dividend policy at MGM China and CityCenter
  - $1.45 billion convert matured April 15, 2015
  - Continued free cash flow growth

Source: Company filings

8

MGM RESORTS INTERNATIONAL

STRONG PORTFOLIO OF ASSETS WITH DIVERSE

GEOGRAPHIC REVENUE MIX

Leading gaming, entertainment and hospitality company with globally  recognized brands Strong geographic diversity with a continued focus on expansion in key markets

Net Revenue Contribution by Region(1)

12%

Las Vegas

34% 54%

Macau

U.S.

Regional

Geographic diversification strategy has benefitted MGM through various market cycles

Source: Company filings

(1) For the 12?month period December 31, 2014; Excludes management & other revenues

LAS VEGAS GROWTH: ROWTH: INVESTING IN THE FUTURE

Las Vegas continues its record rate of expansion as evidenced by McCarran passengers at highest levels since 2008, driven by increased air capacity:

? Record visits of 41 million in 2014, up 4% y?o?y

? Occupancy highest since 2008 while room inventory remains flat

? ADR +5% y?o?y representing five consecutive years of growth

Investing in the future of MGM in Las Vegas with:

? Mandalay Bay ?room remodel and 350,000 square feet of convention space expansion

? AEG/MGM Arena – 20,000 seat world?class arena opening Spring 2016

? Park & entertainment district adjoining Monte Carlo and New York?New York and leading up to the arena

Las Vegas Trends

39 40 40 41

37

149 150 150 151 151

2010 2011 2012 2013 2014

Room Inventory (000’s) Visitor Volume (millions)

$117

$108 $111

$105

$95

87.4% 87.1% 89.1%

86.9%

83.5%

2010 2011 2012 2013 2014

ADR Occupancy

Source: Las Vegas Convention and Visitors Authority

MGM CHINA

As a leading global gaming operator, our presence in the  world’s largest gaming market is an integral component of our strategy

Macau operations facilitate our global marketing initiatives which are critical to the performance of our domestic properties, as evidenced by significant growth in Las Vegas Baccarat play

Moreover, our success in Macau and ongoing commitment to the market provide an important competitive advantage as we pursue other global development opportunities

2014 Gross Gaming Revenue (1)

($ in billions)

$44.0

$6.4

Las Vegas Strip Macau

Macau gaming market is nearly 7x the size of Las Vegas

Las Vegas Strip Gross Gaming Revenue Mix

2006 2014

Baccarat

12%

Baccarat

23%

Slots Slots

51% 46%

Non Baccarat

table Non Baccarat

37% table

31%

Baccarat has grown from 12% to 23% of Las Vegas Strip

gross gaming revenue from 2006 to 2014

Source: DICJ and Nevada Gaming Control Board

(1) Macau market GGR assumed to be converted based on a 7.75 HKD to 1.00 USD exchange ratio

MGM CHINA

MGM China has been a significant contributor to MGM Resorts  consolidated financial results and is poised for future growth

? In 2014, MGM China represented 34% of Adjusted EBITDA on a consolidated basis and 21% of Adjusted EBITDA on a pro rata basis

? Cotai development positions MGM for substantial future growth

??The addition of 1,500 rooms will quadruple MGM China’s room  count in Macau

$814 $850

$630 $679

$358

2010 2011 2012 2013 2014

Adjusted EBITDA Margin 23% 24% 24% 25% 26%

MGM has received more than $1bn in dividends from MGM China since 2011 which has supported deleveraging

Note: $ in millions.

THE LONG TERM MACAU STORY

- Mainland China penetration remains low
  - Macau Mass market represents 0.2% of China GDP, which is half of U.S. Mass % of GDP[1]
  - China's urban population's visits to Macau annually ~2% vs ~10% U.S. visitors to Las Vegas[1]
- Infrastructure projects
  - Hong Kong-Zhuhai-Macau Bridge
  - China high-speed rail network build out
  - Light rail system within Macau
- Potential travel policy reform in Mainland China
- Extended border gate hours and increased room supply favorable to demand and length of visitation
- Development of Hengqin

Source: DSEC
(1) Morgan Stanley

13

MGM RESORTS INTERNATIONAL™

PURSUING OPPORTUNITIES IN NEW GEOGRAPHIES

MGM Cotai (opening Fall 2016)

MGM National Harbor (opening second half 2016) MGM Springfield (opening second half 2017) Actively pursuing Japan and South Korea markets

HISTORY OF VALUE GENERATING STRATEGIC INITIATIVES AND DISCIPLINED USE OF CAPITAL

Board thoughtfully allocated capital by strategically enhancing existing  properties, including:

? New rooms at Bellagio and the MGM Grand

? Delano at Mandalay Bay

? New restaurants at The Mirage and Aria

New streetscape at New York?New York and Monte Carlo, among many  others

Board also supported trend setting capital?light strategies such as  partnerships that have led to the development of:

? Hakkasan at MGM Grand

? Rock in Rio festival grounds

? Las Vegas Arena with AEG, is set to debut in Spring 2016

MGM HOSPITALITY

Diaoyutai MGM, the Company’s hospitality affiliate in China, continues to make great progress

Best year ever at MGM Grand Sanya

Opened the Diaoyutai Boutique Chengdu

Topped off the Bellagio Shanghai

Signed an agreement to build a Bellagio in Beijing

In 2014, created MGM Hakkasan with the Hakkasan Group, forming a hotel management company focused on providing non gaming hotel resorts and residential offerings in key international cities around the world

II. LAND & BUILDINGS’ PROPOSAL IS SERIOUSLY

FLAWED

LAND & BUILDINGS’ PROPOSAL IS SERIOUSLY

FLAWED

Land & Buildings’ proposal makes numerous financial, structural and  tax assumptions that appear unsupported or factually incorrect, leading to a questionable value  proposition as presented

Major challenging assumptions include, but are not limited to:

Unsubstantiated cash flow assumptions that drive Land & Buildings’  value creation proposition

Inconsistent and overlapping use of both net lease and lodging REIT  structures

Significant leveraging and untenable special distribution by MGM China

Unaddressed and oversimplified assessment of financial , structural and  tax issues associated with a

REIT conversion, asset sales and MGM China dividend

A narrow, short term focus which fails to consider the complexities of operating and growing a global gaming company to maximize long term shareholder value, including a complex regulatory framework with which MGM’s

Board has a great deal of experience

WALL STREET SKEPTICAL OF LAND & BUILDINGS

PROPOSAL

“MGM Doesn’t Need To Be a REIT to Sell Assets and De lever: MGM’s “While we believe shares are undervalued, we see the consummation of regional properties were available for sale for some time but unable to a transaction of this nature  as a low probability. We note that on our find buyers, and while  the market may be better now, the ability for estimates, we believe shares are worth only a bit less than  the $33

MGM to sell assets and reduce debt is not related to a  REIT structure, assumption here for the split. Accordingly, given the numerous . assumptions that underline the split math, we simply  don’t see REIT Case Not Actually Driven by REIT

Factors: Difference between meaningful equity value stemming from the  actual transaction itself, “upside” case of $55 and “base” case of $33/share includes $10 from a that  couldn’t otherwise be accomplished via execution in a strong

LV potential Japan project, which we see as not only unlikely, but also Strip environment.” unrelated to whether MGM has REIT structure or not.” – Deutsche Bank

– UBS

“Our concern with a Las Vegas REIT is the complexity it would add to the reinvestment process  on the Strip, which has been the underlying fundamental story for MGM. Further, fixed rent  leases on assets that are very cyclical, correlated to consumer spending and offer no geographic diversity all appear contrary  to the typical REIT structure favoring more stable income streams. Further, the re risking of MGM China with incremental leverage ahead of a concession review in 2020 could be viewed unfavorably.

We also find it unlikely MGM would make such a destabilizing  move at such a critical point in its Cotai .

– Union Gaming

III. STRONG CORPORATE GOVERNANCE

MGM’S CURRENT EXPERIENCED AND DIVERSE BOARD

WILL CONTINUE TO DELIVER SUSTAINABLE VALUE

Strong, independent Board comprised of a diverse group of experienced directors who are deeply familiar with  MGM’s businesses, are highly qualified to lead the Company in executing  its strategic plans and are focused on serving the interests of all shareholders Board’s diversity has proven to be  an effective and powerful tool in implementing the Company’s long term strategy and short term milestones Board has been critical to guiding the Company through challenging circumstances and setting the course for sustainable profit growth

Gaming/ Public

C-Suite/ Real Government/ Shareholder New Since

Director Resort/ Finance Company

Leadership Estate Policy Representative 2010

Lodging Directorship

Robert Baldwin William Bible Mary Chris Gay William Grounds Alexis Herman

Anthony Mandekic Rose McKinney-James James Murren Gregory Spierkel Daniel Taylor

Board change at MGM is not warranted and could be damaging to  Board’s unified strength and complementary skills based construct

Source: Company filings

REPLACING FOUR DIRECTORS WOULD UNDERMINE

BOARD’S DIVERSITY AND EFFECTIVENESS

The MGM Board has the right balance of independence, experience and necessary skills to oversee ongoing  execution of the Company’s strategy and continue to drive sustainable  value

The Directors targeted all bring vital and unique skills that  greatly contribute to the oversight of our complex and diverse global operations

The proposed Board changes reflect a lack of understanding of the importance of diversity that has  strengthened the

Company and added value for shareholders given the markets we  operate in

Land & Buildings’ nominees are tied to a proposal that has  a narrow, short term focus and makes numerous financial, structural and tax assumptions that appear unsupported or are factually incorrect, which calls into question the credibility of their nominees

EFFECTIVE BALANCE OF STRONG LEADERSHIP AND NEW PERSPECTIVES

Principal Occupation/Other Directorships	Director Qualifications
Robert H. Baldwin (64) Director since 2000	
Chief Design and Construction Officer of the Company since August 2007. President of Project CC, LLC, the managing member of CityCenter Holdings, LLC, since March 2005, and President and Chief Executive Officer of Project CC, LLC since August 2007. Previously named Chief Financial Officer of Mirage Resorts, Incorporated in 1999 through 2000. Then served as President and Chief Executive Officer of Mirage Resorts, Incorporated from June 2000 to August 2007. President and Chief Executive Officer of Bellagio, LLC or its predecessor from June 1996 to March 2005.	Leadership experience—former Chief Executive Officer of Bellagio, LLC and of Mirage Resorts, Incorporated, and current President and Chief Executive Officer of the CityCenter joint venture managing entity Finance experience—former Chief Financial Officer of Mirage Resorts, Incorporated Industry experience—has held Chief Executive Officer and various other leadership positions in entities involved in the gaming and resort industry for many years
William A. Bible (70) Director since 2010	
President of the Nevada Resort Association from 1999 to March 2010, prior to joining the Company's Board. Director of the Las Vegas Monorail Company from 2007 to 2008. Chairman of the Nevada State Gaming Control Board from 1988 to 1998. Various positions as a state official overseeing financial matters from 1971 to 1988, including, after 1983, Director of Administration and Chief of the Budget Division (State Budget Director). Member, National Gambling Impact Study Commission from June 1997 to June 1999. Former management trustee of a number of trusts.	Leadership experience—former chairman of Nevada gaming regulatory body for 10 years; former President of a gaming and resort industry advocacy group Finance experience—former state official overseeing financial matters Industry experience—former President of a gaming and resort industry advocacy group Government experience—former chairman of Nevada gaming regulatory body for 10 years; various positions within the Nevada state government overseeing financial matters

Diverse Board has proven to be effective and we believe will continue to create upside

23

MGM RESORTS INTERNATIONAL™

EFFECTIVE BALANCE OF STRONG LEADERSHIP AND NEW PERSPECTIVES (CONT'D…)

Principal Occupation/Other Directorships	Director Qualifications
Mary Chris Gay (47) Director since 2014	
Served as Senior Vice President, portfolio manager and equity analyst focused on research in the gaming and lodging industries at Legg Mason Global Asset Management, an international asset management firm, from 1989 until her planned departure in 2013. Since then, served as consultant and advisor to start-up companies in early stage financings.	Leadership experience—former Senior Vice President of one of the largest international asset management firms Industry experience—served as an equity analyst researching the gaming and lodging industries Finance experience—served as Senior Vice President of an asset management firm responsible for, among other things, assessing the performance of companies and evaluating their financial statements
William W. Grounds (59) Director since 2013	
Director, President and Chief Operating Officer of Infinity World Development Corp, a private investment entity which owns half of CityCenter, since November 2009, having joined Infinity World in April 2008. Member of CityCenter Board of Directors since December 2009. Before joining Infinity World, held various senior executive positions in the real estate investment and development industries, including General Manager at Unlisted Funds of Investa Property Group Ltd. from April 2002 to May 2007 and CEO of Property and Finance at MFS Ltd. from June 2007 to March 2008. Board Member of Lend Lease Property Services and Civil & Civic from 1997 to 1998. Board member of Grand Avenue L.A. LLC, a mixed use real estate development joint venture with The Related Companies. Director and member of the Audit Committee, Compensation Committee and Nominating & Governance Committee of Remark Media Inc. (MARK) since October 2013.	Leadership experience—President and Chief Operating Officer of Infinity World Development Corp.; senior level executive at multiple real estate and development companies Industry experience—Officer of investment entity that owns half of CityCenter; senior level executive at multiple real estate and development companies responsible for, among other things, developing mixed use real estate projects Finance experience—former Chief Executive Officer of Property and Finance at MFS Ltd., and General Manager at Unlisted Funds, both real estate investment management firms Public company directorship experience—director and board committee member of a global digital media company

24

MGM RESORTS INTERNATIONAL

EFFECTIVE BALANCE OF STRONG LEADERSHIP AND

NEW PERSPECTIVES (CONT’D…)

Alexis M. Herman (67)67)

Director since 2002

Chair and Chief Executive Officer of New Ventures LLC, a corporate  consulting company, since 2001. Lead Leadership experience—Chief Executive Officer of a consulting firm; former United  States Secretary of

Director, Chair of the Governance and Nominating Committee, and member  of the Audit Committee, Labor; member of the board of trustees of a civil rights organization

Compensation Committee, and Executive Committee of Cummins Inc. Director  and member of the

Personnel Committee and Chair of the Corporate Governance Committee of  Entergy Corp. Director and Finance

experience—member of the audit committee of a public company that  designs, manufactures,

member of the Compensation Committee and Public Issues and Diversity  Review Committee of The Coca sells and services diesel engines and related technology around the world

Cola Company. Serves as Chair of the Diversity & Inclusion Business Advisory Board of Sodexo, Inc.  and as

Chair of Toyota Motor Corporation’s North American Diversity Advisory  Board. United States Secretary of Government

experience—former United States Secretary of Labor

Labor from 1997 to 2001. Member of the Board of Trustees of  the National Urban League, a civil rights organization. Public company directorship experience—director and member of various board committees of several public companies; member of advisory boards to public companies

Roland Hernandez (57)57)

Director since 2002

Director, officer or partner and owner of minority interests in privately held companies engaged in real  Leadership experience—former Chairman and Chief Executive Officer of a Spanish language television estate, investment, media and security services for more than the  past five years. Chairman of the Board broadcast network; chairman of a hotel and adventure travel company

of Directors of Belmond Ltd. (formerly Orient Express Hotels Ltd.). Lead Director, Chair of the Nominating

& Governance Committee, and member of the Audit Committee of  Vail Resorts, Inc. Director of US Finance

experience—audit committee member of a large bank and audit  committee member of a

Bancorp (USB) and member of the Audit Committee and the Community  Reinvestment and Public Policy mountain resort company; formerly chairman of the audit committee of an  international retail company

Committee. Director and member of the Nominating Committee of Sony  Corporation from 2008 to June and former member of the audit committee and finance committee of a real  estate/home construction

2013. Director of The Ryland Group, Inc., a real estate/home  construction company, from 2001 to April company

2012. Director and member of the Finance Committee of Lehman  Brothers Holdings Inc. from 2005 to

March 2012. Director and Chairman of the Audit Committee of Wal Mart Stores, Inc. from 1998 to June Industry experience—director of a mountain resort company; chairman of a hotel and adventure  travel

2008. Formerly Chairman and Chief Executive Officer of Telemundo Group, Inc. company

Public company directorship experience—director and board committee member  of several public companies in the recreation, finance and real estate industries

EFFECTIVE BALANCE OF STRONG LEADERSHIP AND NEW PERSPECTIVES (CONT'D…)

Anthony Mandekic (73) Director since 2006	
Chief Executive Officer and President of Tracinda, a privately held investment firm, since June 15, 2012. Secretary and Treasurer of Tracinda since 1976. Director of Delta Petroleum Corporation from May 2009 to February 2012. Previously established and supervised the operation of the Cal-Neva Lodge and served as President, Vice President and Director of the Stars Desert Inn, which operated the former Desert Inn resort, from 1991 to 1993.	Finance experience—over 30 years of experience as Treasurer of Tracinda Industry experience—former President, Vice President and Director of the Stars Desert Inn Public company directorship experience—former director and board committee of a public oil and gas company Leadership experience—chief executive officer of Tracinda
Rose McKinney-James (63) Director since 2005	
Managing Principal of Energy Works Consulting LLC and McKinney James & Associates, providing consulting services regarding public affairs in the areas of energy, education, and environmental policy, in each case for more than the past five years. Director of Marketing and External Affairs of Nevada State Bank Public Finance since 2007. Member of the Audit Committee and chair of the CRA Committee of Toyota Financial Savings Bank. Former Director and Chair of the Board Governance and Nominating Committee and member of the Finance Committee of Employers Holdings, Inc. from 2005 to June 2013. Serves on the board of directors of MGM Grand Detroit, LLC. Chairman of the Board of Directors of Nevada Partners and a former director of The Energy Foundation. Formerly the President and Chief Executive Officer of the Corporation for Solar Technologies and Renewable Resources for five years. Former Commissioner with the Nevada Public Service Commission and former Director of the Nevada Department of Business and Industry.	Leadership experience—former President and CEO of a not-for-profit corporation focused on solar and renewable energy technologies; former leader of two Nevada state government agencies Finance experience—finance committee member of a company that provides workers' compensation insurance and services to small businesses; member of audit committee of Toyota Financial Savings Bank Industry experience—former director of Mandalay Resort Group prior to its acquisition by the Company Government experience—former leader of two Nevada state government agencies Public company directorship experience—former director and board committee member of a company that provides workers' compensation insurance and services to small businesses

26

MGM RESORTS INTERNATIONAL™

EFFECTIVE BALANCE OF STRONG LEADERSHIP AND

NEW PERSPECTIVES (CONT’D…)

James J. Murren (53)53)

Director since 1998

Chairman and Chief Executive Officer of the Company since December  2008. President from December

Leadership experience—Chairman and Chief Executive Officer of the  Company; has held key executive

1999 to December 2012. Chief Operating Officer from August 2007  through December 2008. Prior to that, positions with the Company for over 10 years; co founder, former director and board committee member

2007. Chairman of the American Gaming Association. Director of the  Nevada Cancer Institute from 2002 to

2012. Director of Delta Petroleum Corporation from February 2008 to  November 2011. Prior to joining the Finance experience—former Chief Financial Officer and Treasurer of the Company;  served as Managing

Company, worked in the financial industry for over 10 years,  serving as Managing Director and Co Director Director and Co Director of Research for Deutsche Morgan Grenfell and Director of Research and Managing

of Research for Deutsche Morgan Grenfell and Director of Research and Managing Director for Deutsche  Director for

Deutsche Bank

Bank. Serves on the Board of Trustees of the Brookings Institute.

Industry experience—involved in the Las Vegas hotel and casino industry for over 10 years; director of  a gaming and resort industry advocacy group

Public company directorship experience—former director and board committee  member of a public oil and gas company

Gregory M. Spierkel (58)58)

Director since 2013

Joined Ingram Micro Inc., a worldwide distributor of technology  products, in 1997 as Senior Vice President Leadership experience—former Chief Executive Officer of a public worldwide  distributor of technology and President of Ingram Micro Asia Pacific, before being named  Executive Vice President and President of products

Ingram Micro Europe and later President of Ingram Micro Inc. in  2004. Then served as Chief Executive

Officer and Director of Ingram Micro Inc. from 2005 until his  departure in 2012. Since then, consultant and Finance experience—serves on the audit committee of a truck manufacturer  and technology company advisor to private equity firms investing in the IT sector.  Director, Chair of the Compensation Committee and member of the Audit Committee of PACCAR Inc., a truck  manufacturer and technology company, since Public company directorship experience—former director of a public worldwide  distributor of technology

2008. Director of Schneider Electric SE since October 2014 and  member of the Audit Committee and products, current director of a truck manufacturer and technology company, and current  director of a

Strategy Committee. Member of the Advisory Board at The Merage School of Business at the University of global energy company

California, Irvine.

EFFECTIVE BALANCE OF STRONG LEADERSHIP AND

NEW PERSPECTIVES (CONT’D…)

Daniel J. Taylor (58)

Director since 2007

Employed as an executive of Tracinda since 2007. Non Executive Chairman of the Board of Directors of Leadership experience—Chairman of the Board of a manufacturer and distributor of LED  lighting products;

Light Efficient Design, a division of TADD LLC since July 2014,  a manufacturer and distributor of LED lighting former President of a motion picture, television, home video, and  theatrical production and distribution

, . .

April 2005 to January 2006 and Senior Executive Vice President and  Chief Financial Officer of MGM Studios

from June 1998 to April 2005. Vice President – Taxes at MGM/UA Communications Co., the predecessor Finance experience—former Chief Financial Officer of a motion picture, television, home video,  and company of MGM Studios, from 1985 to 1991. Tax Manager specializing  in the entertainment and gaming theatrical production and distribution company; former Vice President – Taxes of a motion picture,

practice at Arthur Andersen & Co. from 1978 to 1985. Director  of Inforte Corp. from October 2005 to 2007. television, home video, and theatrical production and distribution company; former tax manager at a

Chairman of the Board of Directors of Delta Petroleum Corporation from May 2009 to August 2012 (and  a public accounting firm

director from February 2008 to August 2012), and a former member of the Audit Committee and

Nominating and Corporate Governance Committee of such company. Industry experience—former Tax Manager specializing in the entertainment and gaming practice at Arthur

Andersen & Co.

Public company directorship experience—former director and board committee  member of a public oil and gas company; former director of a management consulting company

BOARD HIGHLY FOCUSED ON GOOD CORPORATE GOVERNANCE THAT ENHANCES SHAREHOLDER RIGHTS

- Received favorable ISS governance and executive compensation scores in 2014
- Significantly overhauled Board to bring fresh perspectives, including adding four new directors in the past five years
- Adopted a majority voting standard for the election of directors
- Eight of our 11 directors are independent
- Three are representatives of MGM's shareholders (Tracinda ~16% has two seats, Infinity World ~5% has one seat)
- Annually elected directors
- No poison pill
- Shareholder ability to call special meetings or act by written consent
- Say on pay consistently supported by shareholders (in excess of 95% annually)

Regularly evaluates corporate governance to ensure alignment with best practices and priorities expressed by shareholders

29

MGM RESORTS INTERNATIONAL™

IV. RIGHT IGHT BOARD, RIGHT STRATEGY

MGM HAS THE RIGHT BOARD TO CONTINUE

GENERATING SUBSTANTIAL VALUE FOR ITS SHAREHOLDERS

Last five years the Board has driven significant growth

The Board and management have positioned the Company for success with development opportunities and investment in existing resorts

Further room for balance sheet improvement

Existing Board has performed and will continue to do so

Cautionary Statement Concerning Forward Looking Statements: Statements in this presentation that are not historical facts are forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and/or uncertainties, including those described in the Company’s public filings with the Securities and Exchange Commission. The Company has based forward looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding strategic transactions the Company may pursue in the future and the timing of the Company’s development projects. Among the important factors that could cause actual results to differ other destination travel locations throughout the United States and the world, the design, timing and costs of expansion projects, risks relating to international operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions and additional risks and uncertainties described in the Company’s Form 10 K, Form 10 Qand Form 8 K reports (including all amendments to those reports). In providing forward looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward looking statements, no inference should be drawn that it will make additional updates with respect to other forward looking statements.

Important Additional Information: MGM has filed aproxy statement on Schedule 14A and other relevant documentswith the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2015 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “2015 Annual Meeting”) and has mailed the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2015 Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ MGM’s 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the 2015 proxy statement, any amendments or supplements to the proxy statement and other documents that MGM files with the SEC from the SEC’s website at www.sec.gov or MGM’s website at http://mgmresorts.investorroom.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in Solicitation: MGM, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of MGM’s stockholders in connection with the 2015 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of MGM’s stockholders generally, are set forth in MGM’s definitive proxy statement for the 2015 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents filed with the SEC.

Use of Non GAAP Financial Measures: The financial information included in this presentation includes non GAAP financial measures. The Company’s management uses non GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain non recurring items. Reconciliations can be found in the financial schedules accompanying the Company’s earnings releases.